SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Event Requiring Report: February 18, 2004

UNITED AMERICAN CORPORATION
(Exact name of registrant as specified in its charter)

                            FLORIDA                                                        000-27621                                          95-4720231
(State of Incorporation)                                                (Commission)                                      (IRS Employer
                                                                 File Number)                                       Identification #)

220 de la Coulee
Mont-Saint-Hilare, Québec, Canada J3H 5Z6
_______________________________
(Address of Principal Executive Offices)

(514) 488-7890
__________________________________________
(Registrant's telephone number, including area code)

STUDIO BROMONT, INC.
_________________________________
(Registrant's Former Name and Address)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

None

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

None

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

None

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

   (a)(1)(i)     On February 18, 2004, the Registrant dismissed its auditor, Sellers & Andersen, LLC ("Sellers & Andersen"). The Registrant dismissed Sellers & Andersen because Sellers & Andersen were not registered with the Public Company Accounting Oversight Board ("PCAOB").

   (ii)        Sellers & Andersen's report on the Registrant's financial Statements for the year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Sellers & Andersen's report for the year ended December 31, 2002 raised substantial doubt about the Registrant's ability to continue as a going concern. Bierwolf, Nilson & Associates ("Bierwolf") served as the Registrant's independent auditors for the fiscal year ended December 31, 2001. On May 13, 2003, Bierwolf resigned from the client-auditor relationship with the Registrant. Form 8-K was duly filed by the Registrant on May 15, 2003 to reflect a change in our certifying accountant. Sellers & Andersen were engaged as the Registrant's independent auditors on May 14, 2003. Sellers & Andersen re-audited the financial statements of the Registrant for the fiscal year ended December 31, 2001. Sellers & Andersen's report on the Registrant's financial statements for the year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Sellers & Andersen's report for the year ended December 31, 2001 raised substantial doubt about the Registrant's ability to continue as a going concern.

   (iii)        The decision to change accountants was recommended and approved by the Registrant's Board of Directors.

   (iv)        During the two most recent fiscal years and any subsequent interim period through February 18, 2004, there have not been any disagreements between the Registrant and Sellers & Andersen on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sellers & Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

   (v)         Regulation S-K Item 304(a) (1) (v) is not applicable.

   (a)(2) On February 18, 2004, the Registrant engaged Madsen & Associates, CPA's Inc., ("Madsen") certified public accountants, as the Registrant's independent accountants to report on the Registrant's balance sheet as of December 31, 2003, and the related combined statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint Madsen was approved by the Registrant's Board of Directors.

    During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Madsen, neither the Registrant nor anyone on the Registrant's behalf consulted with Madsen regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Madsen's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event," as those terms are defined in Regulation S-K, Items 304(a)(1)(iv) and 304(a)(1)(v).

    (a)(3) The Registrant provided Sellers & Andersen with a copy of the disclosures contained in Item 4(a)(1) above. Sellers & Andersen's response is attached hereto as Exhibit 16.

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

None

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

None

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS

None

EXHIBITS

Exhibit 16.1 - Letter from Sellers and Andersen L.L.C., former accountant

ITEM 8. CHANGE IN FISCAL YEAR

None

ITEM 9. REGULATION FD DISCLOSURE

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              UNITED AMERICAN CORPORATION

                  By:
                    /s/ Benoit Laliberte

                    Benoit Laliberte
                    Its:        Chief Executive Officer
                    Date:     April 15, 2004

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